                             MBL GROWTH FUND, INC.

Dear Shareholders and Variable Annuity Participants:

MBL Growth Fund's return for 1996 was 24.6% compared to 23.0% for the Standard & Poor's 500 Index, a generally accepted index of unmanaged securities. For the year, the Fund achieved this return with an estimated average risk level equal to 77% of the risk level of the Standard & Poor's 500 Index. Thus the Fund continued its record of providing excellent risk-adjusted returns.

As you probably know, the Fund is the underlying investment vehicle for variable annuity contracts. I am pleased to report that for the 5 year period ending December 31, 1996, MORNINGSTAR, INC., an independent mutual fund ranking organization, ranked MBL Variable Contract Account-2 ("VCA-2"), one of the variable annuity sub-accounts that invest in the Fund, with the fourth best total return out of the 271 variable annuity sub-accounts in the growth category. For the 1-year and 10-year periods ended December 31, 1996, VCA-2 ranked 69 out of 587 and 11 out of 161 variable annuity sub-accounts, respectively, for total return. MORNINGSTAR does not include loads or charges in its calculations. Also past performance is not a guarantee of future results. If you would like more information, please contact First Priority Investment Corporation.

In the letter that follows, Michael Mullarkey, the Fund's lead portfolio manager, discusses some of the portfolio issues that impacted 1996 performance.

During 1996, the Board of Directors declared total income and capital gains distributions of $0.24 and $1.82, respectively.

The Board of Directors continues to invite you to send your comments and suggestions and thanks you for your continued support and confidence in MBL Growth Fund, Inc.

                                          Sincerely,
                                          EUGENE J. CIARKOWSKI
                                          PRESIDENT

February 10, 1997

                        REPORT OF THE INVESTMENT ADVISER

Dear Shareholders and Variable Annuity Participants:

During the last five years MBL Growth Fund has returned 17.5%, annualized after expenses, versus 15.2% for the Standard & Poor's 500 Index. During that period, we estimate the portfolio ran a risk level that was 74% of that Index. For those interested in consistency of performance, the Fund, after expenses, outperformed the S&P 500 Index, which is unburdened by expenses, over a one, five and ten year period.

Among our better performers for the full year were Intel Corp., ShowBiz Pizza Time, American Express Co. and PanEnergy Corp.

INTEL is our largest holding and was our best performer for the year, appreciating 131%. We have followed Intel for years, including the periods when Intel made wristwatches (the Microma), and when the Japanese semiconductor companies collectively lost $2 billion driving American companies, such as Intel, out of the dynamic random access memory (DRAM) market. During 1996, we realized that Intel's X86 architecture was so dominant that the Company was likely to be able to simultaneously successfully attack several distinct markets, thereby assuring continuing high profit growth. Part of this realization was our belief that Intel's next generation microprocessor was very much on schedule and will be positioned strategically when the computer industry moves from 32 bit to 64 bit architectures. This implied Intel will be an effective competitor in the growing data warehousing and broad graphics market while also competing effectively in the workstation, server and small mainframe markets.

SHOWBIZ PIZZA TIME was another of the portfolio's best performing stocks for all of 1996, ShowBiz is a leading factor in children's restaurants/game rooms. Its main competitor, Discovery Zone, went bankrupt and has closed 35% of its stores since September, 1995. In the meantime ShowBiz posted comparable store sales of 10% during 1996. Continued growth is expected in 1997 because ShowBiz has renovated almost its entire chain. It has also increased its store base 8% by acquiring its largest franchisee at an attractive price. In addition, as Discovery Zone continues to close stores, we believe there is a possibility ShowBiz could buy all or part of Discovery Zone out of bankruptcy.

AMERICAN EXPRESS, also a large holding, appreciated 36% during the year. We attribute part of the appreciation to the fact that this highly profitable enterprise is priced at less than a market price earnings multiple at a time when, under the new leadership of Harvey Golub, it has stopped its dramatic market share losses in the charge and credit card industry. Speculation on a takeover by Citibank helped fuel the shares price increase.

PANENERGY stock appreciated 61% during 1996, helped by its announcement that it was merging with Duke Power on a favorable basis. As one of the leaders in the consolidation of the natural gas market, PanEnergy has emerged as a substantial national marketer of both gas and electricity. Duke's Board believes the de-regulation of electric power will lead to merging of the gas and electricity markets into a larger energy market. PanEnergy was viewed as an entrepreneurially run enterprise that, because it had successfully negotiated the perils of gas de-regulation, could contribute to Duke's challenges as it faced de-regulation of the electric market.

Some of our poorer performers in the fourth quarter were Electronic Data Systems Corp ("EDS") and Ogden Corp.

EDS declined after the company forecast slower growth for the fourth quarter of 1996 and early 1997. The Company faces several challenges from increased competition in the very competitive services market. Despite these challenges, we believe that the basic business is growing fast enough and that EDS is sufficiently well positioned to make the stock attractive.

We attribute OGDEN'S poor fourth quarter performance to a disappointing earnings report which resulted from uninspiring performance in its Aviation group and a large decline in earnings from its Waste to Energy Projects group. The fact the company's restructuring is taking longer than originally expected probably also contributed to the under performance.

                                          Sincerely,

                                                         [SIG]
                                          MICHAEL J. MULLARKEY
                                          Managing Director
                                          MARKSTON INVESTMENT MANAGEMENT

February 10, 1997

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MBL GROWTH FUND
                      AND THE STANDARD & POOR'S 500 INDEX
                FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 AVERAGE ANNUAL TOTAL RETURN
1 Year                                      5 Year     10 Year
24.57%                                      17.47%      15.34%
                                   MBL Growth Fund     S&P 500
1986                                         10000       10000
1987                                          9783       10500
1988                                         12484       12243
1989                                         16044       16112
1990                                         15189       15612
1991                                         18637       20358
1992                                         21371       21906
1993                                         24315       24118
1994                                         24832       24434
1995                                         33461       33604
1996                                         41683       41320

THE GRAPH ABOVE DEPICTS THE PERFORMANCE OF MBL GROWTH FUND VERSUS THE STANDARD & POOR'S 500 INDEX (AN UNMANAGED INDEX OF STOCKS CONSIDERED REPRESENTATIVE OF THE OVERALL STOCK MARKET). IT IS IMPORTANT TO NOTE THAT MBL GROWTH FUND IS A
PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT, IS UNMANAGED AND IS SHOWN FOR COMPARISON ONLY.

THIS GRAPH ASSUMES AN INITIAL INVESTMENT OF $10,000 AS WELL AS REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THIS FUND IS ONLY AVAILABLE FOR
PURCHASE BY INSURANCE COMPANY SEPARATE ACCOUNTS. DEDUCTIONS AND CHARGES, INCLUDING SALES CHARGES, APPLICABLE TO THE VARIOUS INSURANCE PRODUCTS THAT INVEST IN THE FUND, ARE NOT REFLECTED IN THIS GRAPH. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN ORIGINALLY PURCHASED.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MBL Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MBL Growth Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the six years in the period ended December 31, 1992 were audited by other independent accountants whose report dated February 12, 1993 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 10, 1997

STATEMENT OF ASSETS AND LIABILITIES
MBL GROWTH FUND, INC.
DECEMBER 31, 1996

ASSETS
Investments:
  Common stocks (cost $28,922,425).................................  $38,185,342
  Preferred stock (cost $30,852)...................................       36,075
  Corporate bonds (cost $479,579)..................................      637,328
  Short-term investments (cost $7,159,801).........................    7,159,801
                                                                     -----------
                                                                      46,018,546
Cash...............................................................       57,490
Dividends and interest receivable..................................       70,608
Other assets.......................................................        5,109
                                                                     -----------
        Total Assets...............................................   46,151,753
                                                                     -----------
LIABILITIES
Payable for investment securities purchased........................       86,447
Payable for Fund shares redeemed...................................        6,844
Accrued investment advisory fee....................................       43,997
Accounts payable and accrued expenses..............................       22,922
                                                                     -----------
        Total Liabilities..........................................      160,210
                                                                     -----------
        Net Assets.................................................  $45,991,543
                                                                     -----------
                                                                     -----------

NET ASSETS
Capital stock (4,307,150 shares of $1.00 par value capital stock outstanding, 21,000,000 shares authorized).......................  $ 4,307,150
Capital paid-in....................................................   32,131,599
Accumulated undistributed net investment income....................       34,526
Accumulated undistributed net realized gain from security
  transactions.....................................................       92,379
Net unrealized appreciation of investments.........................    9,425,889
                                                                     -----------
        Net Assets.................................................  $45,991,543
                                                                     -----------
                                                                     -----------
Net asset value, offering price, and redemption price per share
  ($45,991,543  DIVIDED BY 4,307,150 shares of
  capital stock outstanding).......................................       $10.68
                                                                     -----------
                                                                     -----------

See notes to financial statements.

STATEMENT OF OPERATIONS
MBL GROWTH FUND, INC.
YEAR ENDED DECEMBER 31, 1996

Investment Income:
  Dividends.........................................................  $  642,483
  Interest..........................................................     561,952
                                                                      ----------
                                                                       1,204,435
Expenses:
  Investment advisory fee...........................................     181,194
  Custodian.........................................................      68,723
  Audit.............................................................      26,924
  Transfer agent....................................................      19,642
  Legal.............................................................      17,127
  Printing..........................................................      10,419
  Insurance expense.................................................       9,340
  Directors' fees...................................................       6,300
  Miscellaneous.....................................................       3,010
  Registration and filing fees......................................         708
                                                                      ----------
                                                                         343,387
                                                                      ----------
        Net Investment Income.......................................     861,048
                                                                      ----------
Realized and Unrealized Gain on
  Investments:
  Net realized gain from security transactions......................   6,498,070
  Increase in unrealized appreciation of investments................   1,938,476
                                                                      ----------
    Net Gain on Investments.........................................   8,436,546
                                                                      ----------
    Net Increase in Net Assets Resulting from Operations............  $9,297,594
                                                                      ----------
                                                                      ----------

STATEMENTS OF CHANGES IN NET ASSETS
MBL GROWTH FUND, INC.

                                                     YEAR ENDED     YEAR ENDED
                                                    DECEMBER 31,   DECEMBER 31,
                                                        1996           1995
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income...........................  $   861,048    $   951,647
  Net realized gain from security transactions
    ($6,498,070 and $2,228,783, respectively, for
    federal income tax purposes)..................    6,498,070      2,228,794
  Increase in unrealized appreciation of
    investments...................................    1,938,476      7,376,436
                                                    ------------   ------------
    Net Increase in Net Assets Resulting from
      Operations..................................    9,297,594     10,556,877
                                                    ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ($.24 and
    $.26, per share, respectively)................     (883,492)      (950,032)
  Distributions from net realized gain from
    security transactions ($1.82 and $.68, per
    share, respectively)..........................   (6,691,860)    (2,494,342)
                                                    ------------   ------------
    Total Distributions to Shareholders...........   (7,575,352)    (3,444,374)
                                                    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase in net assets from capital share
    transactions..................................    4,118,244      1,039,015
                                                    ------------   ------------
    Net Increase in Net Assets....................    5,840,486      8,151,518

NET ASSETS
  Beginning of year...............................   40,151,057     31,999,539
                                                    ------------   ------------
  End of year (including undistributed net
    investment income of $34,526 and $56,970
    respectively).................................  $45,991,543    $40,151,057
                                                    ------------   ------------
                                                    ------------   ------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MBL GROWTH FUND, INC.
DECEMBER 31, 1996

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            COMMON STOCKS (83.03%)

            AEROSPACE AND DEFENSE (0.26%)
     5,240  Allegheny Teledyne, Inc................................  $   120,520
                                                                     -----------
            AGRICULTURE (0.65%)
     7,700  IMC Global Inc.........................................      301,262
                                                                     -----------

            BANKING AND FINANCE (5.20%)
    37,100  American Express Co....................................    2,096,150
     6,000  Northern Trust Corp....................................      217,500
     2,000  Wilmington Trust Corp..................................       79,000
                                                                     -----------
                                                                       2,392,650
                                                                     -----------

            BUILDING (3.69%)
    10,900  Lone Star Industries, Inc..............................      401,937
    22,600  Morgan Products Ltd.*..................................      166,675
    18,500  Vulcan Materials Co....................................    1,126,188
                                                                     -----------
                                                                       1,694,800
                                                                     -----------

            CHEMICALS (0.26%)
     3,800  Lubrizol Corp..........................................      117,800
                                                                     -----------

            COMPUTERS AND COMPUTING (10.49%)
     6,700  Calcomp Technology, Inc.*..............................       18,006
    21,500  Data General Corp.*....................................      311,750
     6,500  Electronic Data Systems Corp...........................      281,125
     2,690  Imation Corp.*.........................................       75,656
    72,900  National Computer Systems, Inc.........................    1,822,500
    35,900  Novell, Inc.*..........................................      338,806
    53,200  Sequent Computer Systems, Inc.*........................      937,650
    16,700  Storage Technology Corp.*..............................      795,338
    16,900  Symantec Corp.*........................................      245,050
                                                                     -----------
                                                                       4,825,881
                                                                     -----------

            CONGLOMERATES (4.85%)
    26,900  Minnesota Mining & Manufacturing Co....................    2,229,338
                                                                     -----------
            CONSUMER GOODS AND SERVICES (7.97%)
     4,200  American Greetings Corp., Class A......................      119,175
    23,200  Eastman Kodak Co.......................................    1,861,800
     3,100  Hasbro, Inc............................................      120,512
     8,500  Mattel, Inc............................................      235,875
    22,400  National Service Industries, Inc.......................      837,200
     3,400  Time Warner, Inc.......................................      127,500
     6,400  Valspar Corp...........................................      362,400
                                                                     -----------
                                                                       3,664,462
                                                                     -----------

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------

            ELECTRICAL AND ELECTRONICS (11.64%)
    14,400  Avnet Inc..............................................  $   838,800
    20,000  Intel Corp.............................................    2,617,500
    30,900  Motorola, Inc..........................................    1,896,488
                                                                     -----------
                                                                       5,352,788
                                                                     -----------

            FOOD AND BEVERAGES (4.67%)
     5,600  Coca-Cola Co...........................................      294,700
     5,600  Quaker Oats Co.........................................      213,500
    70,650  Showbiz Pizza Time, Inc.*..............................    1,280,531
    28,900  Vicorp Restaurants, Inc.*..............................      361,250
                                                                     -----------
                                                                       2,149,981
                                                                     -----------
            HEALTHCARE AND MEDICAL (3.51%)
    30,400  Cooper Companies, Inc.*................................      524,400
    12,036  Medpartners, Inc.*.....................................      252,756
    17,000  Shared Medical System Corp.............................      835,125
                                                                     -----------
                                                                       1,612,281
                                                                     -----------

            INDUSTRIAL SERVICES (1.44%)
    35,300  Ogden Corp.............................................      661,875
                                                                     -----------

            INSURANCE (5.47%)
    70,400  Allmerica Property & Casualty Companies, Inc...........    2,138,400
     9,900  Argonaut Group, Inc....................................      304,425
     3,500  USF&G Corp.............................................       73,063
                                                                     -----------
                                                                       2,515,888
                                                                     -----------

            INVESTMENT COMPANIES (0.69%)
     3,700  Dean Witter Government Income Trust....................       30,525
    17,300  Quest for Value Dual Purpose Fund, Inc., Income
              Shares...............................................      198,950
     2,400  Quest for Value Dual Purpose Fund, Inc., Capital
              Shares*..............................................       86,700
                                                                     -----------
                                                                         316,175
                                                                     -----------

            MISCELLANEOUS (0.13%)
     6,100  Reading Entertainment, Inc.*...........................       57,950
                                                                     -----------

MBL GROWTH FUND, INC.
DECEMBER 31, 1996

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            OIL AND GAS (5.81%)
     6,000  Amoco Corp.............................................  $   483,000
       914  Apache Corp............................................       32,333
    35,025  PanEnergy Corp.........................................    1,576,125
     3,000  Petroleum Helicopters, Inc., voting....................       51,000
     8,100  Petroleum Helicopters, Inc., non-voting................      127,575
     7,000  Piedmont Natural Gas, Inc..............................      163,625
    16,900  Quaker State Corp......................................      238,713
                                                                     -----------
                                                                       2,672,371
                                                                     -----------

            PRINTING AND PUBLISHING (2.27%)
    18,800  Nelson, Thomas Inc.....................................      279,650
    15,400  Times Mirror Co., Series A.............................      766,150
                                                                     -----------
                                                                       1,045,800
                                                                     -----------
            REAL ESTATE INVESTMENT (2.20%)
    17,168  First Union Real Estate Equity & Mortgage
              Investments..........................................      210,308
    10,700  Health Care Property Investors, Inc....................      374,500
    37,016  IRT Property Co........................................      425,684
                                                                     -----------
                                                                       1,010,492
                                                                     -----------

            RETAIL TRADE (5.41%)
    42,100  Burlington Coat Factory Warehouse Corp.*...............      547,300
    11,456  Cash America International, Inc........................       97,376
    49,300  Revco D.S., Inc.*......................................    1,824,100
    11,700  Universal International, Inc.*.........................       20,475
                                                                     -----------
                                                                       2,489,251
                                                                     -----------
            TEXTILE & APPAREL (0.80%)
    24,200  Oshkosh B'Gosh, Inc., Class A..........................      369,050
                                                                     -----------

            UTILITIES -- ELECTRIC AND GAS (3.06%)
    21,800  Cinergy Corp...........................................      727,575
     6,900  Eastern Utilities Assoc................................      119,887
    17,800  Noram Energy Corp......................................      273,675
    12,000  Northwest Natural Gas Co...............................      285,000
                                                                     -----------
                                                                       1,406,137
                                                                     -----------

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------

            UTILITIES -- TELEPHONE (0.66%)
     5,401  Sprint Corp............................................  $   215,365
     3,800  360 Communications Co.*................................       87,875
                                                                     -----------
                                                                         303,240
                                                                     -----------

            VOCATIONAL TRAINING (1.90%)
    57,400  National Education Corp.*..............................      875,350
                                                                     -----------

            TOTAL COMMON STOCKS....................................   38,185,342
                                                                     -----------

            PREFERRED STOCK (0.08%)

            CONSUMER GOODS AND SERVICES
     2,600  Craig Corp., Class A*..................................       36,075
                                                                     -----------

PRINCIPAL
  AMOUNT
----------
            CORPORATE BONDS (1.38%)

            INSURANCE (0.25%)
$  129,000  CII Financial, Inc.,
              7.50% conv. sub. deb.,
              due September 15, 2001...............................      115,778
                                                                     -----------

            VOCATIONAL TRAINING (1.13%)
   570,000  National Education Corp.,
              6.50% conv. sub. deb.,
              due May 15, 2011.....................................      521,550
                                                                     -----------
            TOTAL CORPORATE BONDS..................................      637,328
                                                                     -----------

            SHORT-TERM INVESTMENTS (15.57%)
 7,180,000  U.S. Treasury Bills, 4.70% to 4.97%, due January 9 to
              February 13, 1997....................................    7,159,801
                                                                     -----------
            TOTAL INVESTMENTS (100.06%)............................   46,018,546
                                                                     -----------
            Liabilities, less cash, receivables and other assets
              (-0.06%).............................................      (27,003)
                                                                     -----------
            NET ASSETS (100.00%)...................................  $45,991,543
                                                                     -----------
                                                                     -----------

---------
* Non-income producing security.

  The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MBL GROWTH FUND, INC.

NOTE A  -- ACCOUNTING POLICIES

MBL Growth Fund, Inc. (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended.

The Fund functions as the investment vehicle for certain variable contract accounts of MBL Life Assurance Corporation ("MBL Life") which are unit investment trusts ("Separate Accounts") registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost, which approximates market value, are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter, are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders.

DIVIDENDS: Dividends receivable on investment securities and dividends payable to shareholders are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Fund has investment advisory and service agreements with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation, which is a wholly-owned subsidiary of MBL Life. Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is .30%. The fee is computed and accrued daily and paid quarterly. For the year ended December 31, 1996, the basic advisory fee amounted to $208,830. The actual fee amounted to $181,194 which reflected a downward performance adjustment of $27,636.

In the event operating expenses of the Fund, exclusive of taxes and interest, but including the investment advisory fee, exceed 1.5% of the first $30,000,000 of the Fund's average daily net asset value and 1% of the Fund's average daily net asset value in excess of $30,000,000 for any fiscal year related thereto, Adviser will reimburse the Fund promptly after the end of the fiscal year for such excess. No reimbursement was required for the year ended December 31, 1996.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC") a wholly-owned subsidiary of MBLLAC Holding Corporation.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $900. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $6,300. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors and officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

NOTE C  -- RELATED PARTY TRANSACTIONS
At December 31, 1996, MBL Life owned 81,194 Fund shares. In addition, 4,225,956 Fund shares are held by MBL Life Separate Accounts, for the benefit of variable annuity contract holders.

On April 29, 1994, the Third Amended Plan of Rehabilitation of the Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life") was implemented. Substantially all of the assets and liabilities of Mutual Benefit Life, including Mutual Benefit Life's investment in the Fund, were transferred to MBL Life. In addition, the assets and liabilities of the Separate Accounts which invest in the Fund were transferred to new separate accounts of MBL Life.

Effective May 1, 1996 MBL Variable Contract Account-2 began accepting additional deposits under existing contracts which, in turn, were invested in the Fund.

NOTE D  -- CAPITAL STOCK
A summary of capital share transactions follows:

                                                    Year Ended December 31,    Year Ended December 31,
                                                             1996                       1995
                                                   -------------------------  -------------------------
                                                     Shares       Amount        Shares       Amount
                                                   ----------  -------------  ----------  -------------
Shares sold......................................      46,710  $     504,068           0  $           0
Shares issued in reinvestment of income dividends
 and capital gain distributions..................     713,719      7,575,352     347,421      3,444,374
                                                   ----------  -------------  ----------  -------------
                                                      760,429      8,079,420     347,421      3,444,374
Less shares repurchased..........................    (361,268)    (3,961,176)   (266,102)    (2,405,359)
                                                   ----------  -------------  ----------  -------------
Net increase in number of shares outstanding and
 net assets resulting from capital share
 transactions....................................     399,161  $   4,118,244      81,319  $   1,039,015
                                                   ----------  -------------  ----------  -------------
                                                   ----------  -------------  ----------  -------------

NOTE E  -- PURCHASES AND SALES OF INVESTMENTS

Purchases and proceeds from sales of investments during the year ended  December
31,   1996,  other  than  short-term  investments,  aggregated  $21,289,703  and
$20,851,347, respectively.

The identified cost of investments owned at December 31, 1996 for federal income tax purposes was $36,592,657. At December 31, 1996, gross unrealized appreciation of investments was $10,185,117, and gross unrealized depreciation of investments was $759,228 resulting in net unrealized appreciation of $9,425,889, for federal income tax purposes.

-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                             MBL GROWTH FUND, INC.

Selected data for each share of capital stock outstanding throughout the years indicated:

                                                                      YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------------------
                                  1996      1995      1994      1993      1992      1991      1990      1989      1988        1987
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Net Asset Value, Beginning of
  Year........................  $10.27    $ 8.36    $ 9.55    $ 9.36    $11.00    $15.45    $17.18    $14.06    $11.69      $14.28
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Net investment income.........    0.23      0.26      0.21      0.17      0.31      0.66      0.56      0.44      0.46        0.41
Net realized and unrealized
  gain (loss) on
  investments.................    2.24      2.59     (0.01)     1.10      1.25      2.72     (1.46)     3.57      2.735      (0.45)
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Net increase (decrease) in net
  assets from operations......    2.47      2.85      0.20      1.27      1.56      3.38     (0.90)     4.01      3.195      (0.04)
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Dividends from net investment
  income......................   (0.24)    (0.26)    (0.21)    (0.17)    (0.31)    (0.66)    (0.58)    (0.47)    (0.44)      (0.59)
Distributions from net
  realized gain from security
  transactions................   (1.82)    (0.68)    (1.18)    (0.91)    (2.89)    (7.17)    (0.25)    (0.42)    (0.385)     (1.96)
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Total distributions...........   (2.06)    (0.94)    (1.39)    (1.08)    (3.20)    (7.83)    (0.83)    (0.89)    (0.825)     (2.55)
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Net Asset Value, End of
  Year........................  $10.68    $10.27    $ 8.36    $ 9.55    $ 9.36    $11.00    $15.45    $17.18    $14.06      $11.69
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Total Return..................   24.57%    34.75%     2.13%    13.77%    14.67%    22.71%    -5.33%    28.51%    27.61%      -2.10%
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Ratios/Supplemental Data:
Net Assets, End of Year
(thousands)...................  $45,992   $40,151   $32,000   $35,864   $33,685   $37,523   $59,108   $56,805   $40,166     $31,506
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Ratio of Expenses to Average
  Net Assets..................    0.83%     0.86%     1.13%     1.20%     0.99%     0.57%     0.68%     1.06%     0.94%       0.73%
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Ratio of Net Investment Income
  to Average Net Assets.......    2.07%     2.73%     2.15%     1.67%     2.39%     3.26%     3.62%     2.80%     3.39%       3.05%
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Portfolio Turnover Rate.......   65.37%    47.49%    78.29%    47.46%    48.10%    33.74%     7.11%    14.69%    19.43%      18.81%
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
Average Commission Rate
  Paid........................  $0.0250    --        --        --        --        --        --        --        --          --
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------
                                --------  --------  --------  --------  --------  --------  --------  --------  ---------   --------

See notes to financial statements.

NET ASSET VALUES AND PAYOUTS (UNAUDITED)

Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on December 17, 1982.

                                     Per Share
                             --------------------------
                               Dividends
                 Net asset     from net       Capital
                   value      investment       gains
  Year ended     per share      income      distributions
-------------------------------------------------------
 December 31,
     1982        $   10.30            --           --
 December 31,
     1983            12.67   $       .15    $     .05
 December 31,
     1984            11.20           .51         1.11
 December 31,
     1985            12.73           .46          .99
 December 31,
     1986            14.28           .38          .61
 December 31,
     1987            11.69           .59         1.96
 December 31,
     1988            14.06           .44         .385
 December 31,
     1989            17.18           .47          .42
 December 31,
     1990            15.45           .58          .25
 December 31,
     1991            11.00           .66         7.17
 December 31,
     1992             9.36           .31         2.89
 December 31,
     1993             9.55           .17          .91
 December 31,
     1994             8.36           .21         1.18
December 31,
1995                 10.27           .26          .68
December 31,
1996                 10.68           .24         1.82
-------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the year ended December 31, 1996:

INVESTMENTS ADDED

AIM Strategic Income Fund, Inc.
Amoco Corp.
Avnet, Inc.
Burlington Coat Factory Warehouse Corp.
Cash America International, Inc.
Counsellors Tandem Securities Fund, Inc.
Data General Corp.
Dean Witter Government Income Trust
Eastman Kodak Co.
Electronic Data Systems Corp.
Imation Corp.
IMC Global, Inc.
Intel Corp.
Medpartners, Inc.
Motorola, Inc.
Nelson, Thomas Inc.
Novell, Inc.
Quest for Value Dual Purpose Fund, Inc.
  (Income and Capital Shares)
Reading Entertainment, Inc.
Revco D.S., Inc.
Sequent Computer Systems, Inc.
Silicon Graphics, Inc.
Storage Technology Corp.
Symantec Corp.
360 Communications Co.
Vicorp Restaurants, Inc.

INVESTMENTS ELIMINATED

AIM Strategic Income Fund, Inc.
Caremark International, Inc.
CCH, Inc. (Classes A and B)
Counsellors Tandem Securities Fund, Inc.
Cray Research, Inc.
Digital Equipment Corp.
Emerging Tigers Fund, Inc.
Global Government Plus Fund, Inc.
Global Total Return Fund, Inc.
Grossman's, Inc.
Intel Corp.
NextHealth, Inc.
Reading Co., Class A
Rhone-Poulenc Rorer, Inc.
Rite Aid Corp.
Silicon Graphics, Inc.
Smith's Food & Drug Centers, Inc., Class B
Teledyne, Inc., Series E (preferred)
Western Gas Resources, Inc.

                             MBL GROWTH FUND, INC.
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS
                              Eugene J. Ciarkowski

                               Horace J. DePodwin

                              Herbert M. Groce Jr.

                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND.

FS-629 (2-97)
15152

Annual Report

December 31, 1996

MBL GROWTH FUND, INC.

                                 Distributed by

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